Exhibit 13.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Tze Neng Chin, Director and Chief Financial Officer of TDCX, Inc. the “Company”), hereby certify, that, to my knowledge:

(1)

The annual report on Form 20-F for the year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2022

By:	/s/ Tze Neng Chin
Name:	Tze Neng Chin
Title:	Director and Chief Financial Officer